    As filed with the Securities and Exchange Commission on March 12, 1998
                                                  Registration No. 333-39437


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        Post-Effective Amendment No. 1

                                      to

                                    Form S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                               Henry Schein, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                           135 Duryea Road                    11-3136595
(State or other jurisdiction of           Melville, New York 11747            (I.R.S. Employer
 incorporation or organization)                (516) 843-5500               Identification Number)

                               Stanley M. Bergman
                            Chairman, Chief Executive
                              Officer and President
                               Henry Schein, Inc.
                                 135 Duryea Road
                            Melville, New York 11747
                                 (516) 843-5500
                   (Address, including zip code, and telephone
                         number, including area code, of
                    registrant's principal executive offices)

                                   Copies to:

 Robert A. Cantone, Esq.                       Mark E. Mlotek, Esq.
  Proskauer Rose LLP              Vice President, General Counsel and Secretary
    1585 Broadway                               Henry Schein, Inc.
New York, New York 10036                         135 Duryea Road
   (212) 969-3000                           Melville, New York 11747
                                                  (516) 843-5500

         Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Registration Statement.
         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box: /X/
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / /
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /

         This post-effective amendment is being filed for the purpose of removing from registration the 531,574 Offered Shares remaining unsold as of the date hereof.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Melville, State of New York on March 12, 1998.


                                            Henry Schein, Inc.


                                            By: /S/ STEVEN PALADINO
                                               ---------------------------
                                               Steven Paladino
                                               Senior Vice President and
       Chief Financial Officer




         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                    Capacity                                           Date
---------                    --------                                           ----
        *                    Chairman, Chief Executive Officer,                March 12, 1998
----------------------       President and Director (principal
Stanley M. Bergman           executive officer)


/S/ STEVEN PALADINO          Senior Vice President, Chief Financial            March 12, 1998
-------------------          Officer and Director (principal financial and
Steven Paladino              accounting officer)


        *                    Director                                          March 12, 1998
-----------------------
James P. Breslawski


        *                    Director                                          March 12, 1998
----------------------
Gerald A. Benjamin


        *                    Director                                          March 12, 1998
--------------------
Leonard A. David


        *                    Director                                          March 12, 1998
------------------
Mark E. Mlotek


        *                    Director                                          March 12, 1998
-----------------
Pamela Joseph


        *                    Director                                          March 12, 1998
--------------------
Marvin H. Schein


        *                    Director                                          March 12, 1998
--------------------
Irving Shafran


        *                    Director                                          March 12, 1998
--------------------
Barry J. Alperin


        *                    Director                                          March 12, 1998
-------------------
Donald J. Kabat



*By: /S/ STEVEN PALADINO
    ---------------------------
    Steven Paladino
    Attorney-in-fact